UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 22, 2018

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004
(Address of principal executive offices) (Zip Code)

(212) 658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.
Preferred Stock Repurchase and Support Agreement
On June 22, 2018, Ambac Assurance Corporation (“AAC”), a wholly-owned subsidiary of Ambac Financial Group, Inc. (“AFG” and, together with AAC, the “Company”), and AFG entered into an agreement (the “Support Agreement”) with certain holders (the “Supporting Holders”) of AAC’s Auction Market Preferred Shares (“AMPS”), with respect to a transaction which, subject to the conditions precedent set forth in the Support Agreement and described herein, and if consummated, would generally involve (i) the exchange of AMPS held by holders of AMPS that elect to participate in a voluntary exchange transaction for AAC’s 5.1% Surplus Notes due 2020 held by AAC (the “Senior Surplus Notes”), cash from AFG and warrants to purchase an equivalent number of shares of AFG’s common stock and (ii) an agreement to support and cast all votes held by the Supporting Holders in favor of an amendment to AAC’s Restated Articles of Incorporation. Supporting Holders of approximately 89% of the aggregate liquidation preference of outstanding AMPS have agreed to support and vote in favor of the Transactions (as defined below) and have also committed to tender 80% of the aggregate liquidation preference of outstanding AMPS.
Exchange Offer
The Support Agreement calls for an exchange offer open to holders of AMPS (“Exchange Offer”), pursuant to which, for each share of AMPS repurchased by AFG and AAC with a liquidation preference of $25,000, each holder will receive Senior Surplus Notes from AAC with a total outstanding amount (including accrued and unpaid interest thereon through the date of the Support Agreement) equal to $13,875, plus accrued interest thereon from the day following the date of the Support Agreement through the day immediately prior to the closing date, $500 in cash from AFG and 37.308 warrants (rounded down to the nearest whole warrant) to purchase an equivalent number of shares of common stock of AFG at a strike price of $16.67 from AFG (the “Purchases”) and provide a discount to the Company of $10,271. The Purchases may be structured so that the consideration described above is only available to holders of AMPS that tender within a specified time period, as determined by the Company in its sole discretion.
Proxy Solicitation
As part of the Exchange Offer, Ambac will seek proxies from holders of AMPS to cast all votes held by the holder at a special meeting of AAC’s shareholders (the “Special Meeting”) in favor of (i) the Purchases and (ii) the following amendment (the “Charter Amendment,” and together with the Purchases, the “Transactions”) to the Company’s Restated Articles of Incorporation, dated February 13, 2004, as amended (the “Articles”): deleting Section 7(c) of the Articles, which provides for the purported right of holders of AMPS to elect AAC directors in certain circumstances.
Supporting Holders Support
The Supporting Holders agreed, among other things, to tender and not withdraw their AMPS in the Exchange Offer; to provide their proxy to vote in favor of the Charter Amendment; to use commercially reasonable efforts to complete the negotiation, drafting, execution and delivery of the forms of the definitive documents; and not to object to, delay, impede, or commence any proceeding pertaining to, or take any other action to interfere, directly or indirectly, in any material respect with the acceptance of, the Transactions, or encourage or support any person or entity to do any of the foregoing.
Pursuant to the terms of the Support Agreement, generally any AMPS acquired by Supporting Holders will be subject to the terms of the Support Agreement and may not be transferred other than pursuant to the terms thereof. Subject to certain exclusions, Supporting Holders may transfer AMPS, provided that any transferee of such AMPS signs a joinder agreement to the Support Agreement.

Each Supporting Holder also covenants and agrees that at the close of business on the closing date it will own less than 5% of AFG’s common stock, par value $0.01 per share (the “Common Stock”), treating (i) all Common Stock or warrants held by affiliates of such Supporting Holder or funds, sponsored products or accounts managed by such Supporting Holder as owned by such Supporting Holder and (ii) all warrants that were issued to it or received by it in the Transactions and held by it at the close of business on the closing date (taking into account the preceding clause (i)) as having been exercised for cash.
Termination Rights
The Company may terminate the Support Agreement upon the occurrence of a material breach of any of the undertakings, representations, warranties, or covenants set forth in the Support Agreement by any Holder that is not, by its terms, curable or that is, by its terms, curable and is not cured by the 10th day after notice of such breach.
Supporting Holders that, in the aggregate, beneficially own at least 66⅔% of the liquidation preference of the AMPS held by the Supporting Holders as a whole may terminate the Support Agreement upon the occurrence of any of the following events:

(a)	the Purchases or the definitive documents do not conform in all material respects to the term sheet, except as approved by the Supporting Holders;

(b)	the failure of the Exchange Offer to be commenced by July 13, 2018;

(c)	the notice of the Special Meeting has not been sent by August 28, 2018;

(d)	the modification of the Exchange Offer such that the Exchange Offer is not at least as favorable to Supporting Holders as contemplated by the term sheet; and

(e)
a material breach of any of the undertakings, representations, warranties, or covenants set forth in this Agreement by AAC or AFG that is not, by its terms, curable or that is, by its terms, curable and is not cured by the 10th day after notice of such breach.

In addition, if the Exchange Offer is not commenced by September 7, 2018, each Supporting Holder shall have the right to terminate the Agreement with respect to itself.
The Company can provide no assurance that any of the termination events described above will not occur.
AFG and AAC Purchases
To the extent AAC and/or AFG, or any affiliate thereof, pays consideration to any parties in respect of AMPS that is greater than or otherwise on terms materially more favorable to such parties than the consideration paid in, or the other terms of, the Transactions from the date of the Support Agreement until the date that is 180 days following the closing date the Supporting Holders shall be promptly notified thereof and paid an additional amount of consideration such that the purchase price for the AMPS in the Transactions shall be equal to the consideration paid to such parties, and the Supporting Holders shall, if practicable, be offered any non-economic terms provided to such parties that are materially more favorable than the terms provided to the Supporting Holders in the Transactions.
Conditions Precedent
The Exchange Offers will be subject to a number of conditions precedent, including, among others:

•	approval by the Wisconsin Office of the Commissioner of Insurance;

•	an aggregate of 80% participation by liquidation preference outstanding from holders of AMPS in both Purchases;

•	the affirmative vote of holders of at least two-thirds in aggregate liquidation preference of AMPS in favor of the Transactions at the Special Meeting.
The Company can provide no assurances that these approvals or consents will be obtained or that the other conditions precedent will be satisfied or waived in a timely manner or at all.
The foregoing summary of the Support Agreement is qualified in its entirety by reference to the text of the Support Agreement, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On June 25, 2018, AFG issued a press release announcing the Transactions. A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1.
In connection with the negotiation of the Support Agreement, AAC entered into confidentiality agreements with the Supporting Holders pursuant to which AAC agreed to publicly disclose all material non-public information provided to the Supporting Holders (the “Cleansing Materials”). The Company has posted the Cleansing Materials on the Company’s website at www.ambac.com under the heading “Information for Investors Concerning Discussions with AMPS Holders.”
The information furnished pursuant to this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.
This Form 8-K and the materials attached as exhibits hereto are not an offer to exchange or a solicitation or acceptance of an offer to exchange any securities, which may be made only pursuant to the terms and conditions of an offering memorandum, nor is this Form 8-K and the materials attached as exhibits hereto an offer to buy or a solicitation or acceptance of an offer to buy any securities. In addition, this Form 8-K and the materials attached as exhibits hereto are not a solicitation of any proxies from holders of AMPS.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1
Preferred Stock Repurchase and Support Agreement, by and among Ambac Assurance Corporation, Ambac Financial Group, Inc. and certain holders of Ambac Assurance Corporation’s Auction Market Preferred Shares, dated as of June 22, 2018

99.1	Press Release dated June 25, 2018
Forward-Looking Statements
This Form 8-K and the Cleansing Materials include statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report.
Any or all of management’s forward-looking statements in this Form 8-K or in the Cleansing Materials may turn out to be incorrect and are based on management’s current belief or opinions. AFG’s actual results may vary materially, and there are no guarantees about the performance of AFG’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the highly speculative nature of AFG’s common stock and volatility in the price of AFG’s common stock; (2) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from AAC or from transactions or opportunities apart from AAC; (3) adverse effects on AFG’s share price resulting from future offerings of debt or equity securities that rank senior to AFG’s common stock; (4) potential of rehabilitation proceedings against AAC; (5) dilution of current shareholder value or adverse effects on AFG’s share price resulting from the issuance of additional shares of common stock; (6) inadequacy of reserves established for losses and loss expenses and possibility that changes in loss reserves may result in further volatility of earnings or financial results; (7) decisions made by AAC’s primary insurance regulator for the benefit of policyholders that may result in material adverse consequences for holders of the Company’s securities or holders of securities issued or insured by AAC; (8) increased fiscal stress experienced by issuers of public finance obligations or an increased incidence of Chapter 9 filings or other restructuring proceedings by public finance issuers; (9) failure to recover claims paid on Puerto Rico exposures or incurrence of losses in amounts higher than expected; (10) the Company’s inability to realize the expected recoveries included in its financial statements; (11) changes in AAC’s estimated representation and warranty recoveries or loss reserves over time; (12) insufficiency or unavailability of collateral to pay secured obligations; (13) credit risk throughout the Company’s business, including but not limited to credit risk related to residential mortgage-backed securities, student loan and other asset securitizations, public finance obligations and exposures to reinsurers; (14) credit risks related to large single risks, risk concentrations and correlated risks; (15) concentration and essentiality risk in connection with Military Housing insured debt; (16) the risk that the Company’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (17) risks associated with adverse selection as the Company’s insured portfolio runs off; (18) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce risks in its insured portfolio; (19) intercompany disputes or disputes with AAC’s primary insurance regulator; (20) our inability to mitigate or remediate losses, commute or reduce insured exposures or achieve recoveries or investment objectives, or the failure of any transaction intended to accomplish one or more of these objectives to deliver anticipated results; (21) the Company’s substantial indebtedness could adversely affect its financial condition and operating flexibility; (22) the Company may not be able to obtain financing or raise capital on acceptable terms or at all due to its substantial indebtedness and financial condition; (23) restrictive covenants in agreements and instruments may impair the Company’s ability to pursue or achieve its business strategies; (24) loss of control rights in transactions for which we provide insurance due to a finding that AAC has defaulted, whether due to the Segregated Account rehabilitation proceedings or otherwise; (25) the Company’s results of operation may be adversely affected by events or circumstances that result in the accelerated amortization of the Company’s insurance intangible asset; (26) adverse tax consequences or other costs resulting from the Segregated Account rehabilitation plan, or from the characterization of the Company’s surplus notes or other obligations as equity; (27) risks attendant to the change in composition of securities in the Company’s investment portfolio; (28) changes in tax law; (29) changes in prevailing interest rates; (30) changes on inter-bank lending rate reporting practices or the method pursuant to which LIBOR rates are determined; (31) factors that may influence the amount of installment premiums paid to the Company, including the Segregated Account rehabilitation proceedings; (32) default by one or more of AAC’s portfolio investments, insured issuers or counterparties; (33) market risks impacting assets in the Company’s investment portfolio or the value of our assets posted as collateral in respect of interest rate swap transactions; (34) risks relating to determinations of amounts of impairments taken on investments; (35) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith, which could have a material adverse effect on the Company’s business, operations, financial position, profitability or cash flows; (36) actions of stakeholders whose interests are not aligned with broader interests of the Company's stockholders; (37) the Company’s inability to realize value from Ambac Assurance UK Limited or other subsidiaries of AAC; (38) system security risks; (39) market spreads and pricing on interest rate derivative insured or issued by the Company; (40) the risk of volatility in income and earnings, including volatility due to the application of fair value accounting; (41) changes in accounting principles or practices that may impact the Company’s reported financial results; (42) legislative and regulatory developments, including intervention by regulatory authorities; (43) the economic impact of “Brexit” may have an adverse effect on the Company’s insured international portfolio and the value of its foreign investments, both of which primarily reside with its subsidiary Ambac UK; (44) operational risks, including with respect to internal processes, risk and investment models, systems and employees, and failures in services or products provided by third parties; (45) the Company’s financial position that may prompt departures of key employees and may impact the Company’s ability to attract qualified executives and employees; (46) implementation of new tax legislation signed into law on December 22, 2017 (commonly known as the “Tax Cuts and Jobs Act”) may have unexpected consequences for the Company and the value of its securities, particularly its common shares; (47) implementation of the Tax Cuts and Jobs Act may negatively impact the economic recovery of Puerto Rico, which could result in higher loss severities or an extended moratorium on debt service owed on AAC-insured bonds of Puerto Rico and its instrumentalities; (48) implementation of the Tax Cuts and Jobs Act could have a negative impact on municipal issuers of Ambac-insured bonds; and (49) other risks and uncertainties that have not been identified at this time.
Exhibit Index

Exhibit No.	Description
10.1
Preferred Stock Repurchase and Support Agreement, by and among Ambac Assurance Corporation, Ambac Financial Group, Inc. and certain holders of Ambac Assurance Corporation’s Auction Market Preferred Shares, dated as of June 22, 2018

99.1	Press Release dated June 25, 2018
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	June 25, 2018	By:	/s/ William J. White
First Vice President, Secretary, and Assistant General Counsel